                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 20, 1998


                        GREEN TREE FINANCIAL CORPORATION
                 as originator of Manufactured Housing Contract
                   Senior/Subordinate Pass-Through Certificate
                                  Trust 1998-6
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             (Exact name of registrant as specified in its charter)


         Delaware                     333-36969               41-1840853
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(State or other jurisdiction         (Commission             (IRS employer
      of incorporation)              file number)          identification No.)



  1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
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                    (Address of principal executive offices)


        Registrant's telephone number, including area code: (612)293-3400


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant.

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not applicable.

Item 3.  Bankruptcy or Receivership.

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.

Item 5.  Other Events.

         On August 13, 1998, the Registrant sold approximately $800,000,000 of Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1998-6 (the "Certificates"), evidencing beneficial ownership interests in a trust (the "Trust") consisting of a pool (the "Contract Pool") of manufactured housing installment sale contracts and installment loan agreements (collectively, the "Contracts") and certain related property conveyed by Green Tree Financial Corporation.

Item 6.  Resignations of Registrant's Directors.

         Not applicable.

Item 7.  Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired.

             Not applicable.

         (b) Pro forma financial information.

             Not applicable.

         (c) Exhibits.

             The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



             Exhibit No.   Description
             -----------   -----------

                4.1 Pooling and Servicing Agreement between Green Tree Financial Corporation, as Seller and Servicer, and U.S. Bank National Association, as Trustee, dated as of July 1, 1998, relating to Manufactured Housing Contract Senior/Subordinate Pass-Through
                           Certificates, Series 1998-6.

                5.1 Opinion of Dorsey & Whitney LLP with respect to legality

                8.1 Opinion and Consent of Dorsey & Whitney LLP with respect to tax matters.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 13, 1998                GREEN TREE FINANCIAL CORPORATION
                                           as originator of Manufactured Housing
                                           Contract Senior/Subordinate Pass-
                                           Through Certificate Trust 1998-6



                                       By: /s/ Joel H. Gottesman
                                          --------------------------------------
                                          Joel H. Gottesman
                                          Senior Vice President, General Counsel
                                          and Secretary

                                INDEX TO EXHIBITS


Exhibit
Number                                                             Page
-------                                                            ----

4.1      Pooling and Servicing Agreement between            Filed Electronically
         Green Tree Financial Corporation, as Seller and Servicer, and U.S. Bank National
         Association, as Trustee, dated as of July 1, 1998, relating to Manufactured Housing
         Contract Senior/Subordinate Pass-Through
         Certificates, Series 1998-6

5.1      Opinion of Dorsey & Whitney LLP with respect       Filed Electronically
         to legality

8.1      Opinion and Consent of Dorsey & Whitney LLP        Filed Electronically
         with respect to tax matters.